UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)      April 27, 2007
                                                    ---------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                 0-21995                              06-1419064
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        (Commission File Number)           (IRS Employer Identification No.)

           15 RIVERSIDE AVENUE
         WESTPORT, CONNECTICUT                                 06880-4214
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On April 27, 2007, Aerospace Products International Inc. (the "Borrower") and Aerospace Produits International LTEE (d/b/a Aerospace Products International Ltd.) ("Affiliate Guarantor"), each a direct wholly-owned subsidiary of First Aviation Services Inc. (the "Registrant") entered into a Master Affirmation and Amendment No. 1 to Loan Documents (the "Amendment") with TD Banknorth, N.A. (the "Lender"), which amends the Second Amended and Restated Loan and Security Agreement among the Borrower, the Affiliate Guarantor and the Lender, dated January 11, 2007 (the "Agreement").


      Pursuant to the Amendment, the Lender waives the Borrower's violation of its financial covenants for the three months ended January 31, 2007. The Borrower and the Lender also agree to terminate the Term Loan Facility, effective April 27, 2007, and the Borrower agrees to immediately repay on such date any balances owing under the Term Loan Facility.


      The Amendment also modifies the debt service coverage ratios, minimum Tangible Capital Base, and interest rate pricing provided under the Agreement, and further allows the Borrower to select an interest period of twelve months for up to $15 million of the outstanding Revolving Loan Facility. The interest rate pricing as set forth in the Amendment ranges from LIBOR plus 1.5% to LIBOR plus 2.25%, depending on debt service coverage ratios.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

      The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.





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




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST AVIATION SERVICES INC.


                                          By:  /s/  Robert Malachowski
                                              ----------------------------------
                                              Name:  Robert Malachowski
                                              Title: Secretary



Date: May 3, 2007














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